The Massachusetts Health & Education Tax-Exempt Trust
                            Annual Report
                          December 31, 1995

Massachusetts Health & Education Tax-Exempt Trust
Trust Information

American Stock Exchange Symbol      MHE
Wall Street Journal Abbreviation    MaHlthEducTr
High Common Stock Price (2/8/95)    $11.875
Low Common Stock Price (5/23/95)    $10.375

Performance Results for the Year
Annual total return based on market price(1)  14.12%
Annual total return based on net asset value (NAV)(2)  24.47%
Net asset value as of 12/31/95  $13.24
Closing stock price as of 12/31/95  $11.125
Distribution rate based on the 12/31/95 dividend rate of ($0.058) as a
percentage of the  12/31/95 closing stock price    6.26%(3)
Auction Preferred Share dividend rate of 12/31/95(4):  3.00%

The following table indicates the equivalent taxable yield of an investment based on the current distribution rate of 6.26% and the Trust's closing stock price of $11.125. If the common shares were purchased in the market at a price different than the listed closing stock price, the equivalent taxable yield would differ.

         Taxable Income(5)              Federal     Massachusetts   Combined       Equivalent
  Single Return        Joint Return     Tax Rate     Tax Rate(6)    Tax Rate    Taxable Yield 7,8
 $24,001-$58,150      $40,101-$96,900    28.00%        12.00%        36.64%          9.88%
 $58,151-$121,300    $96,901-$147,700    31.00%        12.00%        39.28%          10.31%
$121,301-$263,750   $147,701-$263,750    36.00%        12.00%        43.68%          11.12%
    Over $263,750       Over $263,750    39.60%        12.00%        46.85%         11.78%


1 Assumes an investment on 12/31/94, reinvestment of all distributions for the period 12/31/94 through 12/31/95, and sale of all shares on 12/31/95 (reinvestment performance in accordance with the Trust's dividend reinvestment plan).

2 Assumes an investment on 12/31/94, reinvestment of all distributions for the period 12/31/94 through 12/31/95, and sale of all shares on 12/31/95, all at net asset value.

3 Distribution rate represents the monthly annualized distributions of the Trust and not the net investment income of the Trust.

4 See Note 2 to the Financial Statements for more information concerning Auction Preferred Share dividend reset periods.

5 The tax brackets shown are based on 1996 Federal income tax rates. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. Your actual bracket will vary depending on your income, exemptions and deductions. See your tax adviser.

6 Massachusetts tax rate applicable to taxable bond interest and dividends.

7 The equivalent yield is calculated assuming the combined effective Federal and state tax bracket, which takes into consideration the deductibility of state taxes paid but does not take into consideration the phaseout of personal exemptions for Federal income tax purposes.

8 A portion of the Fund's income could be subject to federal alternative minimum tax

The Massachusetts Health & Education Tax-Exempt Trust
Chairman's Letter

Dear Shareholders:                                    February 2, 1996

The global economy continued to demonstrate a pattern of slow growth with low inflation throughout 1995. The U.S. economy was no exception, as gross domestic product was expected to grow only modestly during the year at between 2% and 3%, with inflation of less than 3%. These characteristics proved to be beneficial for all capital markets and particularly fixed-income markets, including municipal bonds.

We anticipate these favorable conditions continuing in 1996. The Federal Reserve eased its short-term rates twice during 1995. We believe these actions only enhance the prospects for a continued strong investment environment in 1996.

We will continue to monitor changes in economic and political conditions and to maintain the goal of your Fund: to provide you with as high a level of tax-free income as is consistent with preservation of capital.

Management Changes

As a result of a meeting of shareholders on December 29, 1995, adjourned to January 5, 1996, Eaton Vance Management was appointed the Fund's Investment Adviser, effective January 5, 1996. This vote followed the recommendation of the Board of Trustees, which earlier had approved the new Advisory Agreement with Eaton Vance as being in the best interests of shareholders. Founded in 1924, Eaton Vance is highly experienced in the area of fixed-income investments. It manages approximately $16 billion in assets, of which $14 billion is in investment companies and $9 billion in municipal bonds.

In accordance with this change, the Fund's new manager is Robert B. MacIntosh, a Vice President of Eaton Vance. Mr. MacIntosh serves as portfolio manager of several funds sponsored by Eaton Vance, including the Massachusetts Municipals Portfolio. Before joining Eaton Vance in 1991, Mr. MacIntosh was a portfolio manager at Fidelity Management & Research Company. In the Investment Advisor's letter on the following page, Mr. MacIntosh will outline his expectations of the Fund's future and will detail some of the reasons why shareholders should benefit from this management change.

Also on January 5, the size of the Board of Trustees was reduced from eight to five. Remaining on the Board are James F. Carlin, Thomas H. Green, Edward M. Murphy, James M. Storey and myself. In addition, I will remain as Chairman. The three trustees who have resigned are Herman B. Leonard, Rudolph F. Pierce and Susan Wayne. They provided valuable oversight to the Fund's activities during their tenure. The Fund's new President is Thomas
J. Fetter, who is a Vice President and Director of Municipal Investments at Eaton Vance Management. He has overall responsibility for that company's municipal bond group, and is responsible for all fixed-income, tax-exempt portfolios of Eaton Vance's individual and institutional accounts. Mr. MacIntosh is the Fund's Vice President. James L. O'Connor is Treasurer, Douglas C. Miller, Assistant Treasurer and Assistant Secretary; and Eric G. Woodbury, Esq., Secretary. All of these officers are executives of Eaton Vance.

We believe these changes will help enhance the value of the Fund's shares, and we look forward to what we hope will be a bright investment environment in 1996. If you have comments or questions, please feel free to call the Fund's new Transfer Agent, Investors Bank & Trust Company directly at 1-800-553-1916 or write to me at the address below.

/s/ Walter B. Prince
Walter B. Prince
Chairman of the Board
The Massachusetts Health & Education Tax-Exempt Trust
c/o Eaton Vance Management
24 Federal Street
Boston, MA 02110



The Massachusetts Health & Education Tax-Exempt Trust
Investment Adviser's Letter

Dear Shareholders:                                       February 2, 1996
Municipal bonds performed well in 1995, particularly during the first half of the year, by realizing strong capital appreciation as a result of the favorable investment environment created by slow, steady growth and low inflation. However, during this period, the municipal market underperformed the taxable market because of concern about the potential passage of tax reform (e.g. flat tax, value-added tax or consumption tax) legislation.

For many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy. Accordingly, we view this recent underperformance by municipal bonds because of fears of tax reform as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance, for those investors willing to adopt a patient, long-term investment horizon.

In Massachusetts...

The Commonwealth's economy continues to perform well, in part because of the pro-business environment encouraged by both the legislature and the administration of Gov. William Weld. As a result, the unemployment rate in Massachusetts remains well below the national average and personal income growth continues to accelerate.

The economy also continues to be better diversified than it was several years ago. Massachusetts is less dependent on the fortunes of high technology firms and less vulnerable should there be a slowdown in that sector. Growth in the financial services sector continues to stimulate the economy.

The Commonwealth has greatly improved its financial position. Debt levels still are too high, but have been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations and is expected to record a modest surplus in the current fiscal year. One reflection of the progress made by the Commonwealth in recent years is its debt ratings, which have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991.

Looking ahead, the economy is expected to continue to grow at a modest rate. In terms of state finances, the administration has recently begun efforts to control social spending. While opening a thorny political issue, this move could result in further fiscal improvements in the future.

The Fund's Performance

The Fund's performance during 1995 improved considerably from that of the previous year, which was one of the worst years on record for the bond markets. However, the Fund's stock performance and NAV both have lagged, in part because the Fund's holdings were not positioned to take advantage of changes that occurred in the market during the year. It is our goal, as your Fund's new investment adviser, to modify the holdings of the Fund so that its performance improves.

The Fund now sells at a discount of almost 16% between its net asset value and its share price. We believe that over time, solid performance will help increase the value of the Fund's shares and reduce or even eliminate this discount.

The Fund continues to be invested primarily in the public market sectors of health care and education. The Fund's one private placement holding continues to be AtlantiCare Hospital, in Lynn. We are pleased to report that the hospital's management has streamlined its operations. In addition, the sale of one of the hospital's two facilities is scheduled to occur early in 1996. In all, we believe this is a more creditworthy investment now than it was a year ago.

Operational Changes

Changes have been made to the Fund and its operations designed to seek an increase in the Fund's yield and ultimately, the value of its per-share price. Those changes include:

(bullet) The selection of Eaton Vance as investment adviser. Eaton
Vance is an experienced manager of municipal bond funds, including the EV Massachusetts Municipals Funds and its flagship EV Marathon National Municipals Funds. Our research department can draw on this expertise, to help us accurately analyze the highly competitive Massachusetts health care market and choose bonds issued by facilities that will survive the coming consolidation of health care providers. Effective research also can help focus the Fund on obtaining smaller bond issues, private placements and limited offerings that are appropriate to a portfolio with its goals. These issues, properly selected through expert research, may add considerable value to the portfolio.

(bullet) Critical reevaluation of certain other third-party service providers. Drawing upon Eaton Vance's experience with administering the affairs of more than 200 registered investment companies, the relationships with certain service providers have changed and others have been replaced. Management believes the new arrangements will be more cost-effective, which will increase yield.

In short, there are many reasons for shareholders to be optimistic about 1996. While municipal bonds may not achieve the gains seen during 1995, we believe 1996 should be a year in which municipals perform well, in part because of the Fed's inclination toward easing credit. We remain convinced that concerns about federal tax reform and institution of a flat tax are overstated. And we are firmly committed to measures that we believe will have a beneficial effect on the performance of the Fund's stock price, thereby rewarding patient Fund investors.

Sincerely,

/s/ Robert B. MacIntosh
Robert B. MacIntosh
Portfolio Manager


The Massachusetts Health & Education Tax-Exempt Trust
Portfolio of Investments
December 31, 1995
Principal
--------------------------------------------------------------------------------------------------------------------
                                                                                              Amount
Description (a)                                                                   Ratings(b)  (000's)        Value
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS - 98.5%(c)
Massachusetts
General Obligation
City of Chelsea, AMBAC Insured, 6.500%, 6/15/12                                       Aaa    $1,000       $1,111,560
Health and Educational Facilities Authority
Addison Gilbert Hospital, Series C, 5.750%, 7/1/23                                    Baa     1,475        1,351,675
Atlanticare Medical Center, Inc. Series A, 8.000%, 12/1/13 (d)                         NR     2,390        2,316,986
Baystate Medical Center, Series D, FGIC Insured, 6.000%, 7/1/15                       Aaa     1,000        1,044,530
Berkshire Health Systems, Series D, MBIA Insured, 6.000%, 10/1/19                     Aaa     1,000        1,051,180
Boston College, Series J, FGIC Insured, 6.625%, 7/1/21                                Aaa     1,420        1,554,744
Cable Housing and Health Service, Issue A,
MBIA Insured, 5.250%, 7/1/23                                                          Aaa     1,000          968,200
Cape Cod Health System, Series A, CONNIE LEE Insured,
5.250%, 11/15/21                                                                      AAA       750          727,755
Dana Farber Cancer Institute, Series F, FGIC Insured,
6.000%, 12/1/10                                                                       Aaa     1,250        1,329,875
Daughters Of Charity, Series D, 6.100%, 7/1/14                                         Aa     1,500        1,570,485
Falmouth Hospital, Series C, MBIA Insured, 5.250%, 7/1/13                             Aaa     1,000          997,160
Harvard University, Series P, 5.600%, 11/1/14                                         Aaa     1,000        1,048,760
Metro West Health, Series C, AMBAC Insured, 6.500%, 11/15/18                          Aaa     1,400        1,532,636
Mount Auburn Hospital, Series B-1, MBIA Insured, 6.250%, 8/15/14                      Aaa       500          536,290
North Shore Medical Center, Series A, MBIA Insured, 5.625%, 7/1/14                    Aaa     1,000        1,007,890
Northeastern University, Series E, MBIA Insured, 6.550%, 10/1/22                      Aaa     1,765        1,939,453
Smith College, Series D, 5.750%, 7/1/16                                                Aa     2,000        2,064,460
South Shore Hospital, Series E, MBIA Insured, 5.500%, 7/1/20                          Aaa     1,000        1,000,330
Stonehill College, MBIA Insured, 6.600%, 7/1/20                                       Aaa     1,000        1,099,200
Suffolk University, Series B, CONNIE LEE Insured, 6.250%, 7/1/12                      AAA     1,000        1,054,220
Tufts University, Series F, FGIA Insured, 5.950%, 8/15/18                             Aaa     1,000        1,039,910
University Hospital, Series C, MBIA Insured, 7.250%, 7/1/19                           Aaa     1,000        1,121,500
Valley Regional Health Systems, Series C, CONNIE LEE Insured,
5.750%, 7/1/18                                                                        AAA       595          605,561
Wentworth Technology Institute, Series B, CONNIE LEE Insured,
5.500%, 10/1/23                                                                       AAA       500          487,115
Winchester Hospital, Series D, CONNIE LEE Insured, 5.800%, 7/1/09                     AAA       500          525,285
Industrial Finance Agency
Clark University, Series E, 7.000%, 7/1/12                                              A     1,500        1,629,000
Holy Cross College, 6.450%, 1/1/12                                                      A     1,000        1,081,430
Springfield College, 5.625%, 9/15/10                                                  Baa     2,110        2,080,755
LONG TERM INVESTMENTS (continued)
Massachusetts (continued)
Massachusetts State Pollution Control
General Motors Corp., 5.550%, 4/1/09                                                  Baa     1,500        1,526,445
University of Massachusetts Building Authority
Refunding Series B, 6.875%, 5/1/14                                                      A     2,000        2,381,900
Water Pollution Abatement Authority
Water Pollution Abatement Revenue, 6.375%, 2/1/15                                      Aa     1,000        1,073,010
Water Resources Authority
Series B, 6.250%, 11/1/10                                                               A     1,000        1,071,740
                                                                                                         -----------
Total Investments (Cost, $37,667,560) - 98.5%                                                            $39,931,040
                                                                                                         ===========

Notes to Portfolio of Investments
---------------------------------
(a)    The following abbreviations are used in portfolio descriptions:
       AMBAC - American Municipal Bond Assurance Corporation
       CONNIE LEE - College Construction Loan Insurance Association
       FGIC - Financial Guaranty Insurance Company
       MBIA - Municipal Bond Insurance Association
(b)    Ratings indicated are the most recent Moody's ratings believed to be available at December 31, 1995.
       If a security is not rated by Moody's, then the rating is the most recent Standard & Poor's rating believed to be available at December 31, 1995. NR indicates no rating is available for the security.
       Ratings are generally ascribed to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agenies would ascribe to these securities at
       December 31, 1995. Ratings are not covered by the Report of Independent Accountants.
Summary of Ratings
------------------
            Number
Rating    of Issues   Market Value    Percent
----------------------------------------------------
AAA/Aaa      21       $21,783,154       55%
AA/Aa         3         4,707,955       12
A/A           4         6,164,070       15
BBB/Baa       3         4,958,875       12
NR            1         2,316,986        6
----------------------------------------------------
Total        32       $39,931,040      100%

(c)    Percentages indicated are based on net assets of $40,552,592. Net assets applicable to common shareholders are $30,549,305, which corresponds to a net asset value per common share of $13.24.

(d)    Private placement security. Information relating to the intial acquisition and market valuation of the private placement security is presented below:
                                        Acquisition     Acquisition      Market     % of Net
                                            Date            Cost          Value     Assets (c)
                                            ----            ----          -----     ----------
   Atlanticare Medical Center ("AMC")     12/15/93      $2,450,000     $2,316,986      5.7%

AMC has no outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, related to the disposition of the private placement security, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

The accompanying notes are an integral part of these financial statments.


The Massachusetts Health & Education Tax-Exempt Trust
Statement of Assets and Liabilities
December 31, 1995
---------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $37,667,560)                            $39,931,040
Interest receivable                                                                   799,455
Deferred organization expenses                                                          9,308
Prepaid expense                                                                        15,064

Total Assets                                                                       40,754,867

LIABILITIES
Due to Custodian                                                                      114,186
Dividends payable--common stock                                                         6,473
Accrued expenses and other liabilities                                                 81,616
                                                                                  -----------
Total Liabilities                                                                     202,275
                                                                                  -----------
NET ASSETS                                                                        $40,552,592
                                                                                  ===========

Net assets were comprised of:
Auction Preferred Shares, $.01 par value; 400
shares authorized, 200 shares issued and
outstanding at $50,000 per share
liquidation preference (Note 2)                                                   $10,000,000
Common Shares, $.01 par value; unlimited number of shares
authorized, 2,307,763 shares issued and outstanding                                    23,078
Additional paid-in-capital                                                         31,948,258
Distribution in excess of net investment income                                       (40,881)
Accumulated net realized losses from security transactions                         (3,641,343)
Net unrealized appreciation on investments                                          2,263,480
                                                                                  -----------
NET ASSETS                                                                        $40,552,592
                                                                                  ===========

Net assets applicable to preferred shareholders:
Auction preferred shares at liquidation value                                     $10,000,000
Cumulative undeclared dividends                                                         3,287

                                                                                   10,003,287
Net assets applicable to common shareholders                                       30,549,305
                                                                                  -----------
                                                                                  $40,552,592
                                                                                  ===========

Net asset value per common share ($30,549,305 divided by 2,307,763
common shares issued and outstanding)                                                  $13.24
                                                                                       ======

The accompanying notes are an integral part of these financial statments.


The Massachusetts Health & Education Tax-Exempt Trust
Statement of Operations
For the period ended December 31, 1995
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                                                                    $2,384,966
                                                                                   ----------
EXPENSES
Administration, custody and transfer agent                                            125,000
Advisory                                                                              115,652
Trustees                                                                               50,000
Audit                                                                                  41,270
Insurance                                                                              23,400
Shareholder servicing                                                                  28,551
Legal                                                                                 102,700
Printing and postage                                                                   15,000
Preferred share remarketing agent fees                                                 24,960
Auction agent fees                                                                     18,750
Miscellaneous expense                                                                  13,102
                                                                                   ----------
Total operating expenses                                                              558,385
                                                                                   ----------
Advisory fees waived                                                                  (54,000)
Shareholder servicing fees waived                                                     (22,000)
Administration, custody and transfer agent fees waived                                (30,000)
                                                                                   ----------
  Total fees waived                                                                  (106,000)
                                                                                   ----------
Net Expenses                                                                          452,385
                                                                                   ----------
NET INVESTMENT INCOME                                                               1,932,581
                                                                                   ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
Net realized loss from security transactions                                         (711,583)
Net change in unrealized appreciation on investments                                5,184,179
                                                                                   ----------
NET GAIN ON InVESTMENTS                                                             4,472,596
                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $6,405,177
                                                                                   ==========

The accompanying notes are an integral part of these financial statments.


The Massachusetts Health & Education Tax-Exempt Trust
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                                 Year ended        Year ended
                                                                                December 31, 95  Deecember 31, 94
                                                                                ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                                             $1,932,581        $2,037,716
Net realized loss from security transactions                                        (711,583)       (2,868,827)
Net change in unrealized appreciation (depreciation) on investments                5,184,179        (3,765,220)
                                                                                 -----------       -----------
Net increase (decrease) in net assets from operations                              6,405,177        (4,596,331)
                                                                                 -----------       -----------
DIVIDENDS AND DISTRIBUTIONS
Preferred Shareholders:
From net investment income                                                          (340,334)         (268,122)
Distributions in excess of net investment income                                      (7,916)               --
Common Shareholders:
From net investment income                                                        (1,592,247)       (1,868,931)
Distributions in excess of net investment income                                     (37,034)               --
                                                                                 -----------       -----------
Total dividends and distributions to shareholders                                 (1,977,531)       (2,137,053)
                                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders                                             --             8,140
                                                                                 -----------       -----------
Net increase in net assets resulting from capital
share transactions                                                                        --             8,140
                                                                                 -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS                                              4,427,646        (6,725,244)
NET ASSETS:
Beginning of year                                                                 36,124,946        42,850,190
                                                                                 -----------       -----------
End of year (including undistributed (overdistributed) net
investment income of ($40,881) and $4,069, respectively)                         $40,552,592       $36,124,946
                                                                                 ===========       ===========


The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust
Financial Highlights
Selected data for a common share outstanding during the period
-------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended     Year Ended    Period Ended
                                                                         December 31,   December 31,   December 31,
                                                                             1995           1994         1993 (a)
                                                                         ------------   ------------   ------------
Net asset value, beginning of period (common shares)                        $11.32         $14.24         $13.98 (b)
                                                                            ------         ------         ------
Investment Operations:
Net investment income                                                          .84            .88            .26
Net realized and unrealized gain (loss) on investments                        1.94          (2.87)           .39
                                                                            ------         ------         ------
Total from investment operations                                              2.78          (1.99)           .65
                                                                            ------         ------         ------
Less Distributions:
Preferred shareholders:
From net investment income(g)                                                (0.15)         (0.12)          0.00
Common shareholders:
From net investment income                                                   (0.69)         (0.81)         (0.21)
Distributions in excess of net investment income                             (0.02)           --              --
From capital gains                                                              --             --          (0.02)
Distributions required for excise tax purposes in
excess of net realized gains                                                    --             --          (0.03)
                                                                            ------         ------         ------
Total distributions                                                          (0.86)         (0.93)         (0.26)
                                                                            ------         ------         ------
Preferred share offering costs                                                 --             --           (0.13)(c)
                                                                            ------         ------         ------
Net asset value, end of period (Common Shares)                              $13.24         $11.32         $14.24
                                                                           =======        =======         ======
Per share market value, end of period (Common Shares)                      $11.125        $10.375         $15.50
                                                                           =======        =======         ======
Total Investment Return at Market Value                                      14.12%      (28.66)%           5.04%
                                                                            ======         ======         ======

Ratios and Supplemental Data
Net assets, end of period (000's)                                          $40,553        $36,125         $42,850
Ratio of expenses to average common net assets(d)                             1.58%(f)       1.37%(f)        1.21%(e)(f)
Ratio of net investment income to average common net assets(d)                6.75%(f)       7.08%(f)        4.36%(e)(f)
Ratio of expenses to total average net assets                                 1.17%(f)       1.02%(f)        1.16%(e)(f)
Ratio of net investment income to total average net assets                    5.01%(f)       5.25%(f)        4.19%(e)(f)
Portfolio turnover rate                                                         28%           123%            63%

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the
Trust's net asset value per common share since the commencement of operations. Additionally, important relationships between certain financial statement items are expressed in ratio form.
-------------------------------------------------------------------------------------------------------------------

(a)  The Trust commenced operations on July 30, 1993.
(b)  Net of common share offering costs of $0.07.
(c)  Auction Preferred Shares were issued on December 13, 1993.
(d)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.
(e)  Annualized.
(f)  Reflects expense waivers by the Advisor, Administrator and Shareholder Servicing Agent during the periods.
     If the Trust had borne all expenses, net investment income per common share for the year ended December 31,
     1995, the year ended December 31, 1994, and the period ended December 31, 1993 would have decreased by
     $0.05, $0.04 and $0.01, respectively.
(g)  Includes distributions in excess of net investment income of $0.003 per Common share.

The accompanying notes are an integral part of these financial statements.


The Massachusetts Health & Education Tax-Exempt Trust
Notes to Financial Statements
December 31, 1995

Note 1. General Information and Significant Accounting Policies

The Trust is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on July 30, 1993, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,008 on July 19, 1993 from the sale of 7,118 common shares.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principals.

Securities Valuation. Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Yield equivalent valuations are provided for most publicly-traded securities, and all private placement securities, by a pricing service, approved by the Trustees, which uses information with respect to transactions in the bonds (or comparable securities), quotations from bond dealers, and various relationships between securities in determining value.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discounts on long term debt securities when required for federal income tax purposes.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

The Trust has capital loss carryforwards of $2,479,343 and $1,165,653 which may be utilized to offset capital gains through December 31, 2002 and December 31, 2003, respectively.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 1995 was 3.00%.

Organization and Offering Costs. The Trust incurred organization costs of $18,000, which have been capitalized and are being charged to operations ratably over a period of 60 months from the commencement of operations. Costs incurred by the Trust in connection with the offerings of the common shares and Auction Preferred Shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Note 2. Auction Preferred Shares

On December 13, 1993, the Trust issued 200 Auction Preferred Shares. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 1995, there were no such restrictions on the Trust.

Note 3. Securities Transactions

Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 1995 aggregated $10,579,555 and $11,605,491, respectively. Purchases and sales (including maturities) of investments in short term municipal securities during the year aggregated $3,800,000 and $5,000,000, respectively.

At December 31, 1995, the identified cost of investments owned for federal income tax purposes was $37,667,560. Accordingly, gross unrealized appreciation was $2,481,188 and gross unrealized depreciation was $217,708 resulting in net unrealized appreciation of $2,263,480.

Note 4. Advisory and Shareholder Servicing Agreements

The Trust had entered into an Advisory Agreement with Wellington Management Company ("Wellington"), under which the Trust agreed to pay on a monthly basis for the advisory services furnished by Wellington an annual fee of
 .30 of 1% of the average weekly net assets of the Trust, including assets attributable to any preferred shares or other senior securities which may be outstanding, less (without duplication) the accrued liabilities of the Trust.

The Trust also entered into a Shareholder Servicing Agreement with Paine Webber Incorporated as Shareholder Servicing Agent (the "Agent") under which the Agent provides services directed at enhancing market recognition of the Trust among current and potential holders of common shares of the Trust and the brokerage community and certain financial advice and consultation regarding the Trust's capital structure. The Trust has agreed to pay the Agent an annual shareholder servicing fee of 0.10 of 1% of the average weekly net assets of the Trust applicable to common shares, payable on a monthly basis.

The investment advisory and shareholder servicing fees are subject to reduction at an annual rate of up to $41,000 and $22,000, respectively, in the event that the annual expenses of the Trust (other than expenses attributable to any preferred shares) exceed 0.90 of 1% of its average weekly net assets attributable to common shares. In addition, Wellington voluntarily agreed to reduce its investment advisory fee by an additional $13,000, during fiscal 1995.

All Trustees who are not affiliates of Wellington, the Commonwealth of Massachusetts Attorney General's office or Massachusetts Health and Educational Facilities Authority (the "Authority") receive an annual retainer of $6,000 and a $1,000 fee for attendance at each meeting held.

Note 5. Capital Transactions

Transactions in common shares were as follows:
                                                 Year Ended                 Year Ended
                                               December 31, 1995        December 31, 1994
                                               -----------------        -----------------
Beginning shares                                   2,307,763                 2,307,118
Shares sold in public offering                            --                        --
Shares issued pursuant to the Trust's dividend
reinvestment plan                                         --                       645
                                                   ---------                 ----------
Ending shares                                      2,307,763                 2,307,763
                                                   =========                 =========

Note 6. Investment Composition

The Trust invests primarily in "investment grade" tax-exempt obligations issued by the Authority on behalf of participating not-for-profit institutions. At December 31, 1995, investments in long term and intermediate term securities represented 98.5% of the net assets of the Trust. The revenue sources by municipal purposes for these investments were as follows:

                                         Percent of
                                          Portfolio
Revenue Bonds:                           Investments
--------------                          -------------
     Health Care Facilities                 43.6%
     Water/Sewer Facilities                  5.3
     Pollution Control                       3.8
     Educational Facilities                 43.1
                                          ------
     Total Revenue Bonds                    95.8
                                          ------
     General Obligation Bonds:               2.7
     -------------------------            ------
                                            98.5%
                                          ======

In addition, 51.9% of the long term and intermediate term investments are covered by insurance issued by several private insurers who guarantee the payment of principal and interest in the event of default. For additional information regarding each investment security, refer to the Portfolio of Investments.

Note 7. Quarterly Results from Operations (unaudited)

                                                         Net Realized         Net Increase
                           Gross            Net          and Unrealized        (Decrease) in
                         Investment      Investment      Gain (Loss) on       Net Assets from        Market price
                           Income          Income          Investments           Operations             on  AMEX
--------------------------------------------------------------------------------------------------------------------
                       Total   Per       Total   Per      Total      Per        Total    Per
Quarter ended         (000's)  Share    (000's)  Share   (000's)    Share     (000's)   Share       High       Low
--------------------------------------------------------------------------------------------------------------------
September 30, 1993*   $  268   $ .12    $  218   $.10    $ 1,120   $  .49     $ 1,338   $  .59     $15,750   $15,000
December 31, 1993        487     .21       373    .16       (226)    (.10)        147      .06      15.875    15.000
                      ------   -----    ------   ----    -------   ------     -------   ------     -------   -------
                      $  755   $ .33    $  591   $.26    $   894   $  .39     $ 1,485   $  .65
                      ======   =====    ======   ====    =======   ======     =======   ======
March 31, 1994        $  610   $ .26    $  510   $.22    $(4,118)  $(1.79)    $(3,608)  $(1.57)    $15,625   $13,625
June 30, 1994            615     .27       524    .23        (48)   (0.02)        476      .21      13.875    12.875
September 30, 1994       605     .26       488    .21     (1,231)   (0.53)       (743)    (.32)     13.250    11.625
December 31, 1994        603     .26       516    .22     (1.237)   (0.53)       (721)    (.31)     11.500     9.625
                      ------   -----    ------   ----    -------   ------     -------   ------     -------   -------
                      $2,433   $1.05    $2,038   $.88    $(6,634)  $(2.87)    $(4,596)  $(1.99)
                      ======   =====    ======   ====    =======   ======     =======   ======
March 31, 1995        $  605   $ .26    $  511   $.22    $ 1,939   $  .84     $ 2,450   $ 1.06     $11.875   $10.500
June 30, 1995            593     .26       493    .21        265      .12         758      .33      11.750    10.375
September 30, 1995       595     .26       495    .21        650      .28       1,144      .49      11.750    10.875
December 31, 1995        592     .25       434    .20      1,618      .70       2,052      .90      11.500    10.875
                      ------   -----    ------   ----    -------   ------     -------   ------     -------   -------
                      $2,385   $1.03    $1,933   $.84    $ 4,472   $ 1.94     $ 6,405   $ 2.78
                      ======   =====    ======   ====    =======   ======     =======   ======


*From commencement of operations on July 30, 1993.

Note 8. Subsequent Event

On January 5, 1996, the shareholders of the Trust approved the appointment of Eaton Vance Management ("Eaton Vance") as the Trust's investment advisor. In addition, concurrent with the change in the investment advisor, the Trustees have also approved the appointment of Eaton Vance as the Trust's administrator and appointed Investors Bank & Trust Company as the Trust's custodian and transfer agent.


The Massachusetts Health & Education Tax-Exempt Trust
Other Information


Auction Preferred Share Redemption
----------------------------------
From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred shares. The Trust would effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

Special Meeting of Shareholders
-------------------------------
The Massachusetts Health & Education Tax-Exempt Trust (the Trust) held a special meeting of its shareholders on December 29, 1995. On November 24, 1995, the record date of the meeting, the Trust had 2,307,963 shares outstanding (consisting of 2,307,763 common shares and 200 auction preferred shares), of which 1,155,312 shares were represented at the meeting. The votes at the meeting were as follows:

Item 1:  The approval of an Investment Advisory Agreement by and between
         the Trust and its new investment adviser, 	Eaton Vance Management.

                                                      Number of Shares
                                                      ----------------
Affirmative                                                  1,085,899
Against                                                         26,201
Abstain                                                         43,212




The Massachusetts Health & Education Tax-Exempt Trust
Report of Independent Accountants


To the Trustees and Shareholders of
The Massachusetts Health & Education Tax-Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31,1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of investments owned at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 16, 1996




The Massachusetts Health & Education Tax-Exempt Trust
Dividend Reinvestment Plan


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works
------------------
Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share of that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Cost of the Plan
----------------
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications
----------------
Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw
-----------------
Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the above address. If you withdraw, you will receive a share certificate in you name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate
------------------
If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, buy your brokerage firm, bank or nominee is unable to participate on you behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.




The Massachusetts Health & Education Tax-Exempt Trust
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common share are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you with to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.



The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.

                                 ---------------------------------------
                                 Please print exact name on account

                                 ---------------------------------------
                                 Shareholder signature            Date

                                 ---------------------------------------
                                 Shareholder signature            Date

                                 Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOU DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

                    Investors Bank & Trust Company
                    P.O. Box 1537
                    Boston, MA 02205-1537


(This page has been left blank intentionally.)



(This page has been left blank intentionally.)





The Massachusetts Health & Education Tax-Exempt Trust

Address
-------
The Massachusetts Health & Education Tax-Exempt Trust
24 Federal Street
Boston, MA 02110
1-800-225-6265

Trustees and Officers
---------------------
Walter B. Prince, Trustee and Chairman
James M. Storey, Trustee
James F. Carlin, Trustee
Thomas H. Green III, Trustee
Edward M. Murphy, Trustee

Investment Adviser and Administrator
------------------------------------
Eaton Vance Management

Custodian, Transfer Agent, Dividend Paying Agent and Registrar
--------------------------------------------------------------

Investors Bank & Trust Company

Independent Accountants
-----------------------
Price Waterhouse LLP